UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TCR2 THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) and 0-11

TCR2 THERAPEUTICS INC.

100 Binney Street, Suite 710

Cambridge, Massachusetts 02142

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To be held October 14, 2022

Notice is hereby given that the 2022 Annual Meeting of Stockholders, or Annual Meeting, of TCR2 Therapeutics Inc., the Company, will be held on October 14, 2022 at 8:00 a.m. Eastern Time. In light of continuing public health concerns resulting from ongoing COVID-19 pandemic, and to support the health and well-being of our stockholders, employees and partners, the Annual Meeting will again be held as a virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.proxydocs.com/TCRR to register and entering your control number included on your Notice of Internet Availability of Proxy Materials (“Internet Notice”), your proxy card or on the instructions that accompanied your proxy materials. The purpose of the Annual Meeting is the following:

1.

To elect two Class I director nominees to our board of directors (“Board of Directors”), to serve until the Company’s 2025 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal;

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposal for the election of Class I directors relates solely to the election of class I directors nominated by the Board of Directors.

Only TCR2 Therapeutics Inc. stockholders of record at the close of business on August 29, 2022, will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice, instead of a paper copy of our proxy materials and our 2021 Annual Report to Stockholders, or 2021 Annual Report. The Notice contains instructions on how to access those documents and to cast your vote via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials and our 2021 Annual Report. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

To be admitted to the Annual Meeting and vote your shares, you must register in advance at www.proxydocs.com/TCRR prior to the deadline of October 13, 2022 at 5:00 p.m. Eastern Time. You will be required to enter the control number provided in the Notice and Access Card or proxy card at www.proxydocs.com/TCRR and beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares. Upon completing your registration, you will receive further instructions via email, including unique links to access the Annual Meeting and to submit questions in advance of the Annual Meeting. Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform.

Your vote is important. Whether or not you are able to attend the meeting in person, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card. Instructions on how to vote during the meeting will be available at www.proxydocs.com/TCRR.

By order of the Board of Directors,

Garry E. Menzel

President and Chief Executive Officer

Cambridge, Massachusetts

September 1, 2022

TCR2 Therapeutics Inc.

i

TCR2 THERAPEUTICS INC.

100 Binney Street, Suite 710

Cambridge, Massachusetts 02142

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 14, 2022

This proxy statement contains information about the 2022 Annual Meeting of Stockholders, or the Annual Meeting, of TCR2 Therapeutics Inc., which will be held on October 14, 2022 at 8:00 a.m. Eastern Time. In light of continuing public health concern resulting from the ongoing COVID-19 pandemic, and to support the health and well-being of our stockholders, employees and partners, the Annual Meeting will again be held as a virtual meeting. You will be able to attend and participate in the Annual Meeting online by following the instructions after you have completed your registration at www.proxydocs.com/TCRR, where you will be able to listen to the meeting live, submit questions and vote. The Board of Directors of TCR2 Therapeutics Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “TCR2,” “we,” “us,” and “our” refer to TCR2 Therapeutics Inc. The mailing address of our principal executive offices is TCR2 Therapeutics Inc., 100 Binney Street, Suite 710, Cambridge, Massachusetts 02142.

To be admitted to the Annual Meeting and vote your shares, you must register in advance at www.proxydocs.com/TCRR prior to the deadline of October 13, 2022 at 5:00 p.m. Eastern Time. You will be required to enter the control number provided in the Notice and Access Card or proxy card and beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares. Upon completing your registration, you will receive further instructions via email, including unique links to access the Annual Meeting and to submit questions in advance of the Annual Meeting. Please see the “General Information” section of the proxy statement for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2021 available to stockholders on September 1, 2022.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the JOBS Act), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering, or IPO, in February 2019; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on October 14, 2022:

This proxy statement and our 2021 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxydocs.com/TCRR.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the Securities and Exchange Commission (SEC), except for exhibits, will be furnished without charge to any stockholder upon written request to TCR2 Therapeutics Inc., 100 Binney Street, Suite 710, Cambridge, Massachusetts 02142, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are also available on the SEC’s website at www.sec.gov.

TCR2 THERAPEUTICS INC.

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about September 1, 2022, we will begin mailing a Notice of Internet Availability of Proxy Materials, or Notice. Our proxy materials, including the Notice of 2022 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e. held for your account by a broker or other nominee), a voting instruction form, and the 2021 Annual Report to Stockholders, or 2021 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission, or SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, the Notice was mailed to holders of record and beneficial owners of our common stock starting on or about August 26, 2022. The Notice provides instructions as to how stockholders may access and review our proxy materials, including the Notice of 2022 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2021 Annual Report, on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of 2022 Annual Meeting of Stockholders, this proxy statement and our 2021 Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this proxy statement.

Who is soliciting my vote?

Our Board of Directors, or the Board of Directors, is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on August 29, 2022.

How many votes can be cast by all stockholders?

There were 38,606,424 shares of our common stock, par value $0.0001 per share, outstanding on August 29, 2022, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of August 29, 2022.

How do I vote?

Over the Internet prior to the Annual Meeting:

To vote over the internet prior to the Annual Meeting, please go to the following website: www.proxydocs.com/TCRR, and follow the instructions at that site for submitting your proxy electronically. If you vote over the internet prior to the Annual Meeting, you do not need to complete and mail your proxy card or vote your proxy by telephone.

By Telephone prior to the Annual Meeting:

To vote by telephone, please call (844) 925-2423, and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the internet.

By Mail prior to the Annual Meeting:

To vote using the printed proxy card that may be delivered to you upon request, simply complete, sign and date the proxy card that may be delivered and return it promptly in the postage prepaid envelope provided to Proxy Tabulator for TCR2 Therapeutics Inc., c/o Mediant Communications, P.O. Box 8016, Cary, NC 27512-9903. If you vote by mail, you do not need to vote over the internet or by telephone. If we receive the proxy card no later than prior to October 14, 2022, we will vote your shares as you direct.

Online during the Annual Meeting:

In order to attend the Annual Meeting online and vote online during the Annual Meeting, you must register in advance at www.proxydocs.com/TCRR prior to the deadline of October 13, 2022 at 5:00 p.m., Eastern Time. You may vote your shares online while virtually attending the Annual Meeting by following instructions found on your Notice, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

What are the Board of Director’s recommendations on how to vote my shares?

Our Board of Directors recommends a vote:

Proposal 1: FOR election of the class I director nominees

Proposal 2: FOR ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm

How do I revoke my proxy?

You may revoke your proxy by (1) following the instructions on the Notice and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet by the cutoff time of 11:59 p.m. Eastern Time on October 13, 2022, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at TCR2 Therapeutics Inc., 100 Binney Street, Suite 710, Cambridge, Massachusetts 02142, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated Bylaws, or bylaws, provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How is the vote counted?

Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as tabulators for the meeting. The tabulators will count all votes FOR and AGAINST, abstentions and broker non-votes, as applicable, for each matter to be voted on at the Annual Meeting.

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to these proposals, your broker may not vote for these proposals, and those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you.

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes cast and entitled to vote on the proposal, meaning that the director nominees receiving the most votes will be elected. Shares voting “withheld” have no effect on the election of directors.

What vote is required to approve each item?

Proposal 1: Election of Class I director nominees

For the election of the Class I director nominees, the director nominees presented must be elected by a plurality of the votes properly cast in person or by proxy at the Annual Meeting, meaning that the director nominees receiving the most votes will be elected. You may vote either FOR all the nominees, FOR any one of the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Proposal 1 is a non-routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee cannot vote your shares on Proposal 1. Shares held in street name by banks, brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or AGAINST any director nominee and will be treated as broker non-votes. As a result, broker non-votes will have no effect on the voting of Proposal 1.

Proposal 2: Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022

For the ratification of the selection of KPMG LLP as our independent registered public accounting firm for our 2022 fiscal year, the votes cast FOR must exceed the votes cast AGAINST. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal 2. Proposal 2 is a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on Proposal 2.

If there are insufficient votes to approve Proposal(s) 1, or 2 your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposal. If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We have hired Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials and the solicitation of votes described above. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2023 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than

May 4, 2023. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than August 15, 2023. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

PROPOSAL NO. 1 – ELECTION OF CLASS I DIRECTORS

Our Board of Directors currently consists of eight members. In accordance with the terms of our certificate of incorporation and bylaws, our Board of Directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•	the Class I directors are Shawn Tomasello, and Stephen W. Webster, and their terms will expire at the Annual Meeting;

•	the Class II directors are Andrew Allen, M.D., Ph.D., Priti Hegde, Ph.D., and Axel Hoos, M.D. Ph.D., and their terms will expire at the annual meeting of stockholders to be held in 2023; and

•	the Class III directors are Garry E. Menzel, Ph.D., Ansbert Gadicke, M.D., and Neil Gibson, Ph.D., and their terms will expire at the annual meeting of stockholders to be held in 2024.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our bylaws provide for a plurality voting standard for the election of directors, meaning that the director nominees receiving the most votes will be elected. The number of votes cast with respect to that director’s election excludes abstentions and broker non-votes with respect to that director’s election. The proxies will be voted in favor of the nominees listed in the table below unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if a nominee is unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our Board of Directors may designate.

Further, our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our Board of Directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our Board of Directors, including a vacancy resulting from an enlargement of our Board of Directors, may be filled only by vote of a majority of our directors then in office.

Our Board of Directors has nominated Shawn Tomasello and Stephen Webster for election as Class I directors at the Annual Meeting. The nominees are presently directors, and each has indicated a willingness to continue to serve as a director, if elected. If the nominee becomes unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our Board of Directors.

Nominees for Election as Class I Directors

The following table sets forth the name, age as of August 29, 2022, and certain other information for our directors, Shawn Tomasello and Stephen Webster, with a term expiring at the Annual Meeting (each of which is a nominee for election as a director at the Annual Meeting):

Name	Position and Offices Held With TCR2	Director Since	Class and Year in Which Term Will Expire	Age
Shawn Tomasello	Director	2021	Class I--2022	63
Stephen Webster	Director and Chairman of the Board	2020	Class I--2022	61

Shawn Tomasello. Ms. Tomasello joined our Board of Directors in February 2021. Ms. Tomasello served as the Chief Commercial Officer of Kite Pharma, where she oversaw the global commercialization of Yescarta, from 2015 to 2018 including through its acquisition by Gilead for $11.9 billion in October 2017. She was previously Chief Commercial Officer at Pharmacyclics, where she led commercial and medical affairs activities for Imbruvica®, a first-in-class treatment for hematologic malignancies, from August 2014 until its acquisition by AbbVie for $21.0 billion in August 2015. Prior to Pharmacyclics, Ms. Tomasello served in leading commercial roles with multiple major pharmaceutical companies, including Celgene as President of the Americas Hematology and Oncology, where she led the company through five successful product launches encompassing 11 indications and played a critical role in acquisitions. Ms. Tomasello also serves as a director for UroGen Pharma Ltd., Gamida Cell Ltd., Mesoblast Ltd., and 4D Molecular Therapeutics, Inc. Ms. Tomasello received her B.S. in Marketing from the University of Cincinnati and her M.B.A. from Murray State University in Kentucky. We believe Ms. Tomasello is qualified to serve as a member of our Board of Directors because of her experience serving in various commercial roles in the life sciences industry.

Stephen Webster. Mr. Webster joined our Board of Directors in May 2020 and became our Chairman in January of 2022. Mr. Webster served as the Chief Financial Officer of Spark Therapeutics, a publicly traded gene therapy biotechnology company, from July 2014 until its acquisition by Roche for $ 4.8 billion in December 2019. He was previously Senior Vice President (SVP) and Chief Financial Officer of Optimer Pharmaceuticals, a publicly traded biotechnology company, from July 2012 until its acquisition by Cubist Pharmaceuticals in October 2013. Prior to joining Optimer, Mr. Webster served as SVP and Chief Financial Officer of Adolor Corporation, a biopharmaceutical company, from 2008 until its acquisition by Cubist Pharmaceuticals in 2011. Mr. Webster also served in leadership positions in the investment banking healthcare groups of Broadpoint Capital and PaineWebber Incorporated. Mr. Webster has served as a director of NextCure since April 2019, Nabriva Therapeutics AG (formerly Nabriva Therapeutics plc) since August 2016 and Cullinan Oncology, Inc. since 2020. Mr. Webster received an A.B. in Economics from Dartmouth College and an M.B.A. in Finance from The Wharton School of the University of Pennsylvania. We believe Mr. Webster is qualified to serve as a member of our Board of Directors because of his extensive background in finance and experience serving as an executive in the life sciences industry.

The Board of Directors recommends voting “FOR” Proposal 1 to elect Shawn Tomasello, and Stephen W. Webster as the Class I directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2025.

Directors Continuing in Office

The following table identifies our directors continuing in office, and sets forth their principal occupation and business experience during the last five years and their ages as of August 29, 2022.

Name	Position and Offices Held With TCR2	Director Since	Class and Year in Which Term Will Expire	Age
Andrew Allen	Director	2018	Class II--2023	56
Priti Hegde	Director	2021	Class II--2023	50
Axel Hoos	Director	2020	Class II--2023	52
Ansbert Gadicke	Director	2015	Class III--2024	64
Neil Gibson	Director	2018	Class III--2024	66
Garry E. Menzel	Director	2016	Class III--2024	58

Class II Directors (Term Expires at 2023 Annual Meeting)

Andrew Allen, M.D., Ph.D. Dr. Allen joined our Board of Directors in December 2018. Dr. Allen is a co-founder of Gritstone Oncology, Inc., and has served as its President and Chief Executive Officer since August 2015. Dr. Allen previously co-founded Clovis Oncology, Inc., a public pharmaceutical development company, and served as its executive vice president of clinical and preclinical development and chief medical officer from April 2009 to July 2015. Prior to that, he was chief medical officer at Pharmion Corporation from 2006 to 2008. Previously, Dr. Allen served in clinical development leadership roles at Chiron Corporation and Abbott Laboratories, and worked at McKinsey & Company, where he advised life science companies on strategic issues. He currently serves on the board of directors of Gritstone Oncology, Inc., Sierra Oncology, Inc., Revitope Oncology, Inc. and Verge Genomics, Inc. Dr. Allen previously served on the board of directors for Epizyme, Inc. from 2014 until 2021 and Cell Design Labs, a private biotechnology company, from November 2015 until its acquisition by Gilead Sciences, Inc. in December 2017. Dr. Allen qualified in medicine at Oxford University and received a Ph.D. in immunology from Imperial College of Science, Technology and Medicine in London. We believe Dr. Allen is qualified to serve on our Board of Directors due to his educational experience and his experience as a founder and senior executive of biotechnology and pharmaceutical companies.

Priti Hegde, Ph.D. Dr. Hegde joined our Board of Directors in August 2021. Dr. Hegde has served as Chief Scientific Officer of Foundation Medicine Inc. since 2019, where she oversees clinical product development, cancer genomics, regulatory and early stage research to advance their leading comprehensive genomic profiling portfolio. Previously, Dr. Hegde held roles of increasing responsibility at Genentech for 12 years, including as Senior Director in Oncology Biomarker Development from 2016 to 2019, during which she established and led the biomarker group accountable for translational science strategies in cancer immunotherapy and was responsible for clinical translation strategies for more than 18 therapeutic programs in over 100 Phase I-III global clinical trials. Dr. Hegde was also instrumental in the approvals for Tecentriq® (atezolizumab), a PD-L1 immunotherapy, in both the United States and European Union, as well as its forthcoming diagnostic filings. Prior to joining Genentech, Dr. Hegde was the manager of disease and biomarker transcriptomics at GlaxoSmithKline. She completed her post-doctoral fellowship at The Institute for Genomic Research and holds a Ph.D. in Biochemical Pharmacology from SUNY Buffalo, as well as a B. Pharmacy degree from Mumbai University, India. We believe Dr. Hegde is qualified to serve as a member of our Board of Directors because of her extensive scientific background and experience serving as an executive in the life sciences industry.

Axel Hoos, MD, Ph.D. Dr. Axel Hoos joined our Board of Directors in April 2020. Dr. Hoos has served as Chief Executive Officer and a member of the board of directors of Scorpion Therapeutics, Inc. since 2021. Dr. Hoos also serves as chairman of the Board of Trustees of the Sabin Vaccine Institute, is Co-founder and director on the board of Imugene, a biotech company, Co-director of the Cancer Immunotherapy Consortium and Scientific Advisory Board Member of the Cancer Research Institute. Prior to Scorpion Therapeutics, Dr. Hoos was Senior Vice President, R&D Governance Chair, and Therapeutic Area Head for Oncology at GlaxoSmithKline Pharmaceuticals (GSK). He served as Therapeutic Area Head at GSK from 2012 to 2021 and was responsible for the Oncology business including discovery and development with the four focus areas of immuno-oncology, epigenetics, cell & gene therapy and synthetic lethality. He served as R&D Governance Chair at GSK from 2018 to 2021 where he oversaw technical and funding review committees. Prior to GSK, Dr. Hoos was the Global Medical Lead in Immunology/Oncology at Bristol-Myers Squibb where he developed Yervoy (Ipilimumab) which was the first checkpoint inhibitor drug in immuno-oncology. Dr. Hoos was also Senior Director of Clinical Development at Agenus Bio. Dr. Hoos holds an MD from Ruprecht-Karls-University and a PhD in molecular oncology from the German Cancer Research Center (DKFZ). He trained in surgery at the Technical University in Munich and at Memorial Sloan-Kettering Cancer

Center in New York City (where he also studied molecular pathology and tumor immunology). He is an alumnus of the Program for Leadership Development at Harvard Business School. We believe Dr. Hoos is qualified to serve as a member of our Board of Directors because of his extensive background in oncology and experience in the life sciences industry.

Class III Directors (Term Expires at 2024 Annual Meeting)

Ansbert Gadicke, M.D. Dr. Gadicke joined our Board of Directors in May 2015. Dr. Gadicke co-founded MPM Capital’s venture investing activities in 1997 and has since served as a Managing Director. Prior to that, Dr. Gadicke led MPM Capital’s Advisory and Investment Banking business from 1992 to 1996 and was in Boston Consulting Group’s Health Care Group from 1989 to 1992. He is a member of the board of directors of Cullinan Oncology, LLC and ElevateBio, LLC and formerly served as a member of the board of directors of Radius Health, Inc. and Chiasma, Inc. Dr. Gadicke received his M.D. from J.W. Goethe University and has held research positions at the Whitehead Institute and Harvard University. We believe Dr. Gadicke is qualified to serve as a member of our Board of Directors because of his extensive experience in the life sciences industry and in investment management.

Neil Gibson, Ph.D. Dr. Gibson joined our Board of Directors in February 2018. Dr. Gibson served as Senior Vice President to COI Pharmaceuticals, Inc., an accelerator company focused on the creation and development of unique drug discover companies, from 2016 to 2021. As SVP for COI, Dr. Gibson served as President and CEO of Adanate from 2017 to 2021, and President and CEO of PDI Therapeutics from 2017 to 2020. From 2015 to 2016, Dr. Gibson served as Senior Vice President and Chief Development Officer to BioAtla LLC. From 2011 to 2015, he served as Chief Scientific Officer of Regulus Therapeutics Inc., and from 2007 to 2011 he was Chief Scientific Officer of Pfizer Oncology based in La Jolla, CA. Dr. Gibson is a member of the board of directors of Shattuck Labs, Inc. and Instill Bio, Inc. Dr. Gibson received his Ph.D. from the University of Aston and his B.Sc. from the University of Strathclyde. We believe Dr. Gibson is qualified to serve on our Board of Directors because of his extensive experience in the life sciences industry.

Garry Menzel, Ph.D. Dr. Menzel joined our company in 2016 as a director and Chief Executive Officer. Dr. Menzel has also served on the Board of Directors and chairman of the audit committee of the oncology company Black Diamond Therapeutics Inc. since 2014 and has served on the Board of Directors of Stoke Therapeutics Inc. since 2020. Previously, Dr. Menzel was the Chief Strategy Officer at Axcella Health Inc. from 2015 to 2016, the Chief Financial Officer at DaVita Healthcare Partners Inc. from 2013 to 2015, and the Chief Operating Officer at Regulus Therapeutics Inc. from 2008 to 2013. Dr. Menzel also had global leadership roles in running the biotechnology practices at Goldman Sachs & Co. LLC from 1994 to 2004 and Credit Suisse Group AG from 2004 to 2008. In addition, he was a consultant with Bain & Company and was a research assistant at SmithKline Beecham PLC (now GlaxoSmithKline PLC). Dr. Menzel received his Ph.D. from the University of Cambridge, where he studied the regulation of oncogenes in immune cells, and his M.B.A. from the Stanford University Graduate School of Business. We believe Dr. Menzel is qualified to serve as a member of our Board of Directors because of his scientific background and corporate leadership experience.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Executive Officers Who Are Not Directors

The following table identifies our executive officers that do not serve on our Board of Directors, and sets forth their current positions at TCR2 and their ages as of August 29, 2022.

Name	Position Held With TCR2	Officer Since	Age
Rosemary Harrison	Chief Business and Strategy Officer	2022	40
Angela Justice	Chief People Officer	2019	50
Peter Olagunju	Chief Technical Officer	2021	44
Alfonso Quintas Cardama	Chief Medical Officer	2017	51
Eric Sullivan	Chief Financial Officer	2022	43

Rosemary Harrison, Ph.D. Dr. Harrison joined our company in January 2022 as Chief Business and Strategy Officer. She brings nearly 20 years of global experience working on strategic planning, portfolio management and business development at both pharmaceutical and biotechnology companies. Prior to joining the Company, she was Senior Vice President of Corporate Development and Strategy at Trillium Therapeutics from October 2020 to November 2021 where she led its acquisition by Pfizer for $2.22 billion in November 2021. Before that, Dr. Harrison served in strategic and research roles within RA Capital Management from June 2018 to June 2019, as Head of Rare Diseases at Imbria Pharmaceuticals from June 2019 to March 2020, and as Head of Portfolio Management and Strategic Planning at the Novartis Institutes for Biomedical Research from March 2015 to May 2018. Earlier in her career, Dr Harrison served as a consultant at Bain & Company where she advised on corporate strategic and operational programs. Dr. Harrison holds a Bachelor of Biotechnology in Drug Design and Development and a Ph.D. from The University of Queensland.

Angela Justice, Ph.D. Dr. Justice joined our company in October 2019 as Chief People Officer. From March 2018 to July 2019, Dr. Justice was the Chief Human Resources Officer at Surgery Partners, Inc. From 2012 to February 2018, Dr. Justice held several positions at Biogen, Inc., including serving as Chief Learning Officer from April 2015 to February 2018 and Senior Director of Global Medical Affairs for Biogen from 2012 to 2015. Dr. Justice received her B.S. from Minnesota State University at Mankato and her Ph.D. from the University of Chicago.

Peter Olagunju. Mr. Olagunju joined our company in July 2021 as Chief Technical Officer. He brings over 20 years of experience in cell and gene therapy, clinical development, program management, manufacturing and technical operations. Prior to joining our company, from March 2020 to July 2021, Mr. Olagunju was Senior Vice President of Technical Operations at FerGene Inc., where he led the technical operations function for the commercialization of a gene therapy for bladder cancer. Before that, from 2015 to March 2020, Mr. Olagunju held several roles of increasing responsibility at bluebird bio, Inc., including serving serving as Vice President of Global Patient Operations where he was the program lead and functional head of manufacturing supporting the European approval for ZYNTEGLO®, a transformational gene therapy for Transfusion dependent Thalassemia. Earlier in his career, he held senior positions in Commercial Technical Operations and served as the Head of Quality at Dendreon Corp. and ZymoGenetics, Inc. Mr. Olagunju holds an M.B.A. from the University of Washington and a B.S. in Biology from the University of Illinois at Urbana-Champaign.

Alfonso Quintás Cardama, M.D. Dr. Quintás joined our company in 2017 as Chief Medical Officer. Dr. Quintás was the Clinical Development Head of the Cell & Gene Therapies Unit at GlaxoSmithKline PLC in 2017. Between 2014 and 2016, he served as Global Clinical Leader, Cell & Gene Therapy, at Novartis AG and was an Assistant Professor in the Department of Leukemia at The University of Texas, MD Anderson Cancer Center from 2009 to 2014. Dr. Quintás received his M.D. from the Universidad de Santiago de Compostela School of Medicine in Spain. He completed an internship and residency in the Department of Medicine of the Albert Einstein College of Medicine—Yeshiva University and a hematology and oncology fellowship and a leukemia fellowship at The University of Texas, MD Anderson Cancer Center.

Eric Sullivan. Mr. Sullivan joined our company in 2022 as Chief Financial Officer. Prior to joining the Company, Mr. Sullivan was President, Chief Financial Officer and Chief Operating Officer at Triplet Therapeutics from 2019 to 2021, where he led finance, business development and corporate operations. Before that, between 2017 and 2019 Mr. Sullivan led finance as Senior Vice President at Gemini Therapeutics and Oncorus. Earlier in his career, he held senior financial management positions at bluebird bio and Merrimack Pharmaceuticals. Mr. Sullivan holds a B.S. in Accountancy from Bentley University and is a Certified Public Accountant (CPA).

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF KPMG LLP

AS TCR2’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

FISCAL YEAR ENDING DECEMBER 31, 2022

TCR2’s stockholders are being asked to ratify the appointment by the audit committee of the Board of Directors (“Audit Committee”) of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. KPMG LLP has served as our independent registered public accounting firm since 2017.

The Audit Committee is solely responsible for selecting TCR2’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholder approval is not required to appoint KPMG LLP as TCR2’s independent registered public accounting firm. However, the Board of Directors believes that submitting the appointment of KPMG LLP to the stockholders for ratification is good corporate governance. The selection of KPMG LLP as our independent registered public accounting firm will be ratified if the votes cast FOR exceed the votes cast AGAINST the proposal. Brokers, bankers and other nominees have discretionary voting power on this routine matter. Abstentions and broker non-votes will have no effect on the ratification. If the stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain KPMG LLP. If the selection of KPMG LLP is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of TCR2 and its stockholders.

A representative of KPMG LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

TCR2 incurred the following fees from KPMG LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2021 and 2020. All fees were approved by the Audit Committee.

	For the Years Ended
	2021	2020
Audit fees	$634,000	$598,000
Audit-related fees	—	—
Tax fees	—	—
Other fees	1,780	1,780

	$635,780	$599,780

Audit Fees consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements included in quarterly reports, services rendered in connection with SEC registration statements, and services that are normally provided by KPMG LLP, such as comfort letters, in connection with statutory and regulatory filings or engagements.

Tax Fees consist of fees for professional services rendered for tax compliance and tax advice.

All Other Fees consist of accounting research software license fees.

In the fiscal years 2021 and 2020, no services other than those discussed above were provided by KPMG LLP.

Audit Committee Preapproval Policy and Procedures

Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our Audit Committee or the engagement is entered into pursuant to the preapproval procedure described below.

From time to time, our Audit Committee may preapprove specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such preapproval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2021 and 2020 fiscal years, no services were provided to us by KPMG LLP other than in accordance with the preapproval policies and procedures described above.

The Board of Directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of KPMG LLP as TCR2’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

CORPORATE GOVERNANCE

Director Nomination Process

Identifying and Evaluating Director Nominees. Our Board of Directors is responsible for filling vacancies on our Board of Directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The Board of Directors delegates the selection and nomination process to the nominating and corporate governance committee (“Nominating and Corporate Governance Committee”), with the expectation that other members of the Board of Directors, and of management, will be requested to take part in the process as appropriate.

Generally, the Nominating and Corporate Governance Committee identifies individuals qualified to serve as directors, consistent with criteria approved by our Board of Directors and in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board of Directors. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board of Directors’ approval to fill a vacancy or as director nominees for election to the Board of Directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

The qualifications, qualities and skills that our Nominating and Corporate Governance Committee believes must be met by a committee recommended nominee for a position on our Board of Directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.

•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	Nominees should have skills that are complementary to those of the existing board.

•	Nominees should have the ability to assist and support management and make significant contributions to the Company’s success.

•

Nominees should have an understanding of the fiduciary responsibilities that is required of a member of the Board of Directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

In evaluating proposed director candidates, our Nominating and Corporate Governance Committee may consider, in addition to the minimum qualifications and other criteria for board membership approved by the Board of Directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, diversity considerations, the skills of the proposed director candidate, his or her depth and breadth of professional experience or other background characteristics, his or her independence, and the needs of the Board of Directors. Our corporate governance guidelines also provide that diversity on the Board of Directors should be considered by our Nominating and Corporate Governance Committee in the director evaluation and nomination process. While we have no formal policy regarding board diversity, our Nominating and Corporate Governance Committee believes that it is essential that the members of the Board of Directors represent diverse viewpoints. Our Nominating and Corporate Governance Committee believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board of Directors to promote our strategic objectives and fulfill its responsibilities to our stockholders. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the Nominating and Corporate Governance Committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to TCR2 Therapeutics Inc., 100 Binney Street, Suite 710, Cambridge, Massachusetts 02142, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the Nominating and Corporate Governance Committee. If our Board of Directors determines to nominate a stockholder recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In March 2022, our Board of Directors undertook a review of the composition of our Board of Directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board of Directors has determined that all members of our Board of Directors, except Garry Menzel, are independent directors, including for purposes of Nasdaq and SEC rules. In making that determination, our Board of Directors considered the relationships that each director has with us and all other facts and circumstances the Board of Directors deemed relevant in determining independence, including the potential deemed beneficial ownership of our capital stock by each director, including non-employee directors that are affiliated with certain of our major stockholders. There are no family relationships among any of our directors or executive officers.

Director Diversity

Our Nominating and Corporate Governance Committee’s policies and procedures for Board of Director candidates provide that the value of diversity should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise and absence of conflicts of interest. However, we do not have a formal policy concerning the diversity of the Board of Directors. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards. Although the Nominating and Corporate Governance Committee does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the Board of Directors, the Nominating and Corporate Governance Committee and the full Board of Directors are committed to creating a Board of Directors with diversity, including diversity of expertise, experience, background, race and gender, and are committed to identifying, recruiting and advancing candidates offering such diversity in future searches.

In addition to each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our Board of Directors and our Nominating and Corporate Governance Committee considered in determining that he or she should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to our company and our Board of Directors.

Board Diversity Matrix

Board Diversity Matrix (As of August 29, 2022)
Board Size:			8
Total Number of Directors			8

	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	6
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian	1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	5
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background		1

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee and Nominating and Corporate Governance Committee, each of which operates pursuant to a charter adopted by our Board of Directors. Our Board of Directors has also established a Finance and Strategy committee. We believe that the composition and functioning of all of our committees will comply with the applicable requirements of Nasdaq, the Sarbanes-Oxley Act of 2002 and SEC rules and regulations that will be applicable to us. We intend to comply with future requirements to the extent they become applicable to us. The full text of our Audit Committee charter, Compensation Committee charter, and Nominating and Corporate Governance Committee charter are posted on the investor relations portion of our website at www.tcr2.com.

Audit Committee

Stephen Webster, Andrew Allen and Neil Gibson serve on the Audit Committee, which is chaired by Stephen Webster. Our Board of Directors has determined that each member of the Audit Committee is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Our Board of Directors has determined that Mr. Webster is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K. During the fiscal year ended December 31, 2021, the Audit Committee met four times.

The report of the Audit Committee is included in this proxy statement under “Report of the Audit Committee.” The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of and assessing the independence of our independent registered public accounting firm;
•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
•

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•

recommending based upon the Audit Committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•	preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement;
•	reviewing all related party transactions for potential conflict of interest situations and approving all such transactions; and
•	reviewing quarterly earnings releases.

Compensation Committee

Andrew Allen, Neil Gibson, and Shawn Tomasello serve on the compensation and management development committee, which is chaired by Neil Gibson. Our Board of Directors has determined that each member of the Compensation Committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2021, the Compensation Committee met four times. The Compensation Committee’s responsibilities include:

•	annually reviewing and recommending to the Board of Directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
•

valuating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation (i) reviewing and determining the cash compensation of our Chief Executive Officer and (ii) reviewing and approving grants and awards to our Chief Executive Officer under our equity-based plans;

•	reviewing and approving the compensation of our other executive officers;
•	reviewing and establishing our overall management compensation, philosophy and policy;
•	overseeing and administering our compensation and similar plans;
•	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq listing rules;
•	reviewing and approving our policies and procedures for the grant of equity-based awards;
•	reviewing and recommending to the Board of Directors the compensation of our directors;
•	preparing our Compensation Committee report if and when required by SEC rules;
•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement;
•	reviewing and approving the retention or termination of any consulting firm or outside adviser to assist in the evaluation of compensation matters; and
•	reviewing matters relating to environmental, social and governance strategy and reporting, corporate citizenship, talent management, culture and diversity and inclusion initiatives.

Nominating and Corporate Governance Committee

Ansbert Gadicke, Priti Hegde, Axel Hoos and Shawn Tomasello serve on the Nominating and Corporate Governance Committee, which is chaired by Ansbert Gadicke. Our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is

“independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2021, the Nominating and Corporate Governance Committee held three meetings. The Nominating and Corporate Governance Committee’s responsibilities include:

•	developing and recommending to the Board of Directors criteria for board and committee membership;
•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•	reviewing the composition of the Board of Directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•	identifying individuals qualified to become members of the Board of Directors;
•	recommending to the Board of Directors the persons to be nominated for election as directors and to each of the board’s committees;
•	developing and recommending to the Board of Directors a code of business conduct and ethics and a set of corporate governance guidelines; and
•	overseeing the evaluation of our Board of Directors and management.

The Nominating and Corporate Governance Committee considers candidates for board of director membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the Nominating and Corporate Governance Committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our Board of Directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The Nominating and Corporate Governance Committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Finance and Strategy Committee

Our finance and strategy committee consists of Andrew Allen, Ansbert Gadicke, and Stephen Webster and is chaired by Ansbert Gadicke. The purpose of the finance and strategy committee is to consider and make recommendations to our Board of Directors regarding issues impacting our financial structure and strategic direction, including, but not limited to, our capital structure, business development activities and financing strategy, as well as the overall scope and focus of our business and operations. During the fiscal year ended December 31, 2021, the finance and strategy committee met one time.

Board and Committee Meetings Attendance

The full Board of Directors met five times during 2021. During 2021, each member of the Board of Directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served (during the periods that such person served). In addition to the meetings of the committees of the Board of Directors described above, in connection with the Board of Directors meetings, the non-management directors met five times in executive session during the fiscal year ended December 31, 2021. The Chairman of the Board of Directors presides at these executive sessions. The Audit Committee and the Board of Directors have established a procedure whereby interested parties may make their concerns known to non-management directors, which is described on our website.

Director Attendance at Annual Meeting of Stockholders

Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting, however directors are responsible for attending the annual meeting of stockholders to the extent practicable.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, nonpublic information or otherwise is not permitted to trade in our securities. Our insider trading policy expressly prohibits short sales and derivative transactions of our stock by our executive officers, directors, employees and certain designated consultants and contractors, including short sales of our securities. Our insider trading policy expressly prohibits, without the advance approval of our Audit Committee, purchases or sales of puts, calls, or other derivative securities of the company or any derivative securities that provide the economic equivalent of ownership.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at http://investors.tcr2.com/corporate-governance/governance-overview. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website, in an annual report on Form 10-K, in a quarterly report on Form 10-Q or in a current report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

Currently, the role of chairman of the Board of Directors is separated from the role of chief executive officer. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the Board of Directors to lead the Board of Directors in its fundamental role of providing advice to, and independent oversight, of management. Our Board of Directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the Board of Directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our Board of Directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction, and intellectual property. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the Board of Directors in overseeing the management of our risks is conducted primarily through committees of the Board of Directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full Board of Directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full Board of Directors during the committee reports portion of the next meeting of the Board of Directors. This enables the Board of Directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of TCR2

Any interested party with concerns about our company may report such concerns to our Board of Directors or the chairman of our Board of Directors and Nominating and Corporate Governance Committee, by submitting a written communication to the attention of such director at the following address:

c/o TCR2 Therapeutics Inc.

100 Binney Street, Suite 710

Cambridge, Massachusetts 02142

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to TCR2’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with TCR2’s legal counsel, with independent advisors, with nonmanagement directors, or with TCR2’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The Audit Committee oversees the procedures for the receipt, retention, and treatment of complaints received by TCR2 regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. TCR2 has also established a toll-free telephone number for the reporting of such activity, which is 877-865-0978.

Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our Board of Directors and received compensation for such service during the year ended December 31, 2021. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards to, or pay any other compensation to any of the non-employee members of our Board of Directors in 2021. Dr. Menzel, our President and Chief Executive Officer, did not receive any compensation for his service as a member of our Board of

Directors. Dr. Menzel’s compensation for service as an employee for year ended December 31, 2021 is presented in “Executive Compensation—Summary Compensation Table.” We reimburse members of our Board of Directors for reasonable travel and out-of-pocket expenses incurred in connection with attending Board of Directors and committee meetings.

NAME	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($)(1)		ALL OTHER COMPENSATION ($)		TOTAL ($)
Andrew Allen	$47,500	$39,083		$-		$86,583
Ansbert Gadicke	-	-		-		-
Patrick Baeuerle	-	-		47,019	(3)	47,019
Neil W. Gibson	53,438	39,083		-		92,521
Priti Hegde	10,391	287,015		-		297,406
Axel Hoos	39,000	39,083		-		78,083
Shawn Tomasello	33,000	372,406	(4)	-		405,402
Stephen Webster	50,000	39,083		-		89,083

(1)

Represents stock options granted to our non-employee directors in 2021. In accordance with SEC rules, these columns reflect the aggregate grant date fair value of the option awards granted during 2021 computed in accordance with Financial Accounting Standard Board ASC Topic 718 for stock-based compensation transactions. See Note 10 to our consolidated financial statements appearing in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, regarding assumptions underlying the valuation of equity awards.

(2)	The following table provides information regarding the number of shares of common stock underlying stock options granted to our non-employee directors that were outstanding as of December 31, 2021:

NAME	Option Awards Outstanding as of December 31, 2021
Andrew Allen	43,542
Ansbert Gadicke	-
Patrick Baeuerle	71,950
Neil W. Gibson	43,542
Priti Hegde	37,068
Axel Hoos	33,796
Shawn Tomasello	31,468
Stephen Webster	34,682

(3)

Dr. Baeuerle provided services to us pursuant to the terms of the consulting agreement with Dr. Baeuerle. The amounts reported in the “All Other Compensation” column presented above are related to these consulting services for the year ended December 31, 2021. The amount for Dr. Baeuerle includes fees paid prior to his resignation from the Board of Directors.

(4)

Ms. Tomasello provides consulting services to the Company for which she was awarded 4,177 non-qualified stock options on February 3, 2021 with an exercise price of $17.21. This grant vested 25% on February 3, 2022, with the remainder vesting in 24 equal monthly installments thereafter.

Non-Employee Director Compensation Policy

Our Board of Directors has adopted a non-employee director compensation policy that is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy, each independent director who is not an employee or affiliated with one of our 5% holders is paid cash compensation for service on our Board of Directors and for service on each committee on which the director is a member. The chair of each committee receives a higher retainer for such service. These fees are payable in arrears in four equal quarterly installments pro-rated based on the number of actual days served by the director during such calendar quarter. The fees paid to independent non-employee directors for service on our Board of Directors and for service on each committee of our Board of Directors on which the director is a member are set forth below:

	MEMBER ANNUAL FEE ($)	CHAIRMAN ADDITIONAL ANNUAL FEE ($)
Board of Directors	$35,000	$30,000
Audit Committee	7,500	15,000
Compensation Committee	5,000	10,000
Nominating and Corporate Governance Committee	4,000	8,000
Finance and Strategy Committee	—	—

In addition, each non-employee director elected or appointed to our Board of Directors that is not affiliated with a 5% holder of our stock will be granted an initial one-time equity award of a stock option with a grant date fair value of approximately $400,000, based on the current fair market value of the Company’s common stock, which shall vest 25% on the one-year anniversary of the date of grant, with the remainder vesting in 24 equal monthly installments, subject to continued service through such vesting date(s). In addition, at the end of each year, each non-employee director that is not affiliated with a 5% holder will be granted an equity award of stock options with a grant date fair market value of approximately $200,000, based on the then fair market value of the Company’s common stock, which will vest 25% on the one-year anniversary of the January 1, that immediately follows the date of grant, with the remainder vesting in 24 equal monthly installments subject to continued service as a director through such vesting date(s). At the end of 2021 we granted an option to purchase 12,100 shares, the same number of shares granted at the end of 2020, to each non-employee director that is not affiliated with a 5% holder rather than an option for a number of shares with a market value of approximately $200,000.

Executive Compensation

Executive Compensation Overview

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. This section provides an overview of the compensation awarded to and earned by each individual who served as our principal executive officer at any time during our years ended December 31, 2021 and 2020 and to our next two most highly compensated executive officers in respect of their service to our company for our years ended December 31, 2021 and 2020. We refer to these individuals as our named executive officers. Our named executive officers are:

•	Garry Menzel, our President and Chief Executive Officer;
•	Alfonso Quintás Cardama, our Chief Medical Officer; and
•	Peter Olagunju, our Chief Technical Officer.

Our executive compensation program is based on a pay-for-performance philosophy. Compensation for our executive officers is composed primarily of the following main components: base salary, bonus and equity incentives in the form of stock options. Our executive officers, like all full-time employees, are eligible to participate in our health and welfare benefit plans. As a publicly traded company, we periodically re-evaluate our compensation values and philosophy and compensation plans and arrangements as circumstances require.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to and earned by our named executive officers for services rendered to us in all capacities during our years ended December 31, 2021 and 2020.

NAME AND PRINCIPAL POSITION	YEAR	SALARY	BONUS		OPTION AWARDS(1)	NON-EQUITY INCENTIVE PLAN COMPENSATION(2)	ALL OTHER COMPENSATION(3)	TOTAL
Garry Menzel, President and Chief Executive Officer	2021	$579,000	—		$987,734	$328,500	$8,700	$1,904,534
	2020	560,000	—		5,196,450	372,680	8,550	6,137,680
Alfonso Quintás Cardama, Chief Medical Officer	2021	467,303	—		370,481	192,600	8,700	1,039,084
	2020	451,500	—		2,142,210	218,526	8,550	2,820,786
Peter Olagunju, Chief Technical Officer (4)	2021	178,598	50,000	(5)	2,428,751	73,700	5,125	2,736,174

(1)

The amounts reported in the “Option Awards” column reflects the aggregate grant date fair value of stock options awarded during the indicated year computed in accordance with the provisions of Financial Accounting Standards Board ASC Topic 718. See Note 10 to our consolidated financial statements appearing elsewhere in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, regarding assumptions underlying the valuation of equity awards.

(2)	The amounts reported reflect annual bonuses earned based upon achievement of company and individual performance metrics. Amounts reflected are paid in the year subsequent to the performance year.
(3)	The amounts reported reflect 401(k) matching contributions.
(4)

Mr. Olagunju commenced employment with us in June 2021. The amount reported as salary reflects the amount actually earned following his commencement of employment. In addition, his annual bonus was prorated to reflect his partial year of service.

(5)	Represents a signing bonus paid to Mr. Olagunju upon his commencement of employment with us.

Narrative to Summary Compensation Table

Base Salary

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

Non-Equity Incentive Plan Compensation

We have a formal performance-based bonus plan under our senior executive cash bonus plan. Our employment arrangements with our named executive officers provide that the executive may be eligible to earn an annual performance bonus of up to a target percentage of the executive’s base salary, as described further below under the section entitled “––Employment Arrangements and Severance Agreements with our Named Executive Officers”. Payment of 2021 annual bonuses was based in part on us achieving certain research and product development, capital raising and other target goals. Our Compensation Committee evaluated our performance in 2021 and determined to pay bonuses to each of our named executive officers in the amounts as set forth in the Summary Compensation Table above under the heading “Non-Equity Incentive Plan Compensation”. From time to time, our Board of Directors or Compensation Committee may approve additional annual bonuses for our named executive officers based on individual performance, company performance or as otherwise determined to be appropriate.

Equity Compensation

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentives our executive officers to remain in our employment during the vesting period. Accordingly, our Board of Directors periodically reviews the equity incentive compensation of our executives, including our named executive officers, and from time to time may grant equity incentive awards to them in the form of stock options.

We typically grant stock option awards at the start of employment to each executive officer and our other employees as well as on an annual basis for retention purposes. We award our stock options on the date our Board of Directors approves the grant. We set the option exercise price equal to the fair market value of our common stock on the date of grant. See “— Outstanding Equity Awards” below for additional information

401(k) Plan

We maintain a tax-qualified retirement plan (the 401(k) Plan) that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation subject to applicable annual Code limits. Employees’ pre-tax or Roth contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their contributions. Our 401(k) Plan is intended to be qualified under Section 401(a) of the Code with our 401(k) Plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to our 401(k) Plan and earnings on those contributions are not taxable to the employees until distributed from our 401(k) Plan.

Limitations on Liability and Indemnification

As permitted by Delaware law, provisions in our amended and restated certificate of incorporation and amended and restated bylaws limit or eliminate the personal liability of directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, a director exercise an informed business judgment based on all material information reasonably available to him or her. Consequently, a director will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;
•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•	any act related to unlawful stock repurchases, redemptions or other distributions or payments of dividends; or
•	any transaction from which the director derived an improper personal benefit.

These limitations of liability do not limit or eliminate our rights or any stockholder’s rights to seek non-monetary relief, such as injunctive relief or rescission. These provisions will not alter a director’s liability under other laws, such as the federal securities laws or other state or federal laws. Our amended and restated certificate of incorporation also authorizes us to indemnify our officers, directors and other agents to the fullest extent permitted under Delaware law.

As permitted by Delaware law, our amended and restated bylaws provide that:

•	we will indemnify our directors, officers, employees and other agents to the fullest extent permitted by law;
•	we must advance expenses to our directors and officers, and may advance expenses to our employees and other agents, in connection with a legal proceeding to the fullest extent permitted by law; and
•	the rights provided in our amended and restated bylaws are not exclusive.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director or officer, then the liability of our directors or officers will be so eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our amended and restated bylaws will also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in connection with their services to us, regardless of whether our bylaws permit such indemnification. We have obtained such insurance.

In addition to the indemnification that is provided for in our amended and restated certificate of incorporation and amended and restated bylaws, we have entered into indemnification agreements with each of our directors and executive officers, which may be broader than the specific indemnification provisions contained in the Delaware General Corporation Law. These indemnification agreements may require us, among other things, to indemnify our directors and executive officers for some expenses, including attorneys’ fees, expenses, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of his service as one of our directors or executive officers or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.

This description of the indemnification provisions of our amended and restated certificate of incorporation, our amended and restated bylaws and our indemnification agreements is qualified in its entirety by reference to these documents, each of which is attached as an exhibit to this Annual Report.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable.

There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Health and Welfare Benefits

All of our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental and vision insurance plans, in each case on the same basis as all of our other full-time employees.

We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a

Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate the plan in some circumstances. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Employment Arrangements and Severance Agreements with our Named Executive Officers

We have entered into employment agreements with each of our named executive officers.

Garry Menzel

In December 2018, we entered into an employment agreement with Dr. Menzel, effective upon the closing of our IPO. Dr. Menzel is currently entitled to receive an annual base salary of $602,800 and an annual target bonus equal to 55% of his annual base salary based upon our Board of Directors’ or the Compensation Committee’s assessment of Dr. Menzel’s performance and our performance. This employment agreement also includes a reaffirmation of Dr. Menzel’s Employee Confidentiality and Assignment Agreement, which contains continuing obligations to us, including provisions on proprietary information, assignment of inventions, non-competition and non-solicitation of customers and employees. Dr. Menzel’s employment agreement provides that, in the event that his employment is terminated by us without “cause” or by him for “good reason,” then subject to the execution and effectiveness of a separation agreement and release, he will be entitled to receive (i) an amount equal to (x) 12 months of base salary payable on our normal payroll cycle if such termination is not in connection with a “change in control” or (y) 18 months of base salary if such termination is in connection with a “change in control,” payable on our normal payroll cycle, provided that in either case, if Dr. Menzel commences new employment, all payments shall cease; and (ii) payment of the monthly employer COBRA premium for the same level of group health coverage as in effect for Dr. Menzel on the date of termination up to (x) 12 months if such termination is not in connection with a “change in control,” and (y) 18 months if such termination is in connection with a “change in control.” In addition, if within 12 months following a “change in control,” Dr. Menzel’s employment is terminated by us without “cause” or he resigns for “good reason,” then subject to the execution of the separation agreement and release, all time-based stock options and other time-based stock-based awards held by Dr. Menzel will accelerate and vest immediately.

Alfonso Quintás Cardama

In December 2018, we entered into an employment agreement with Dr. Quintás Cardama, effective upon the closing of the IPO. Dr. Quintás Cardama is currently entitled to receive an annual base salary of $486,000 and an annual target bonus equal to 40% of his annual base salary based upon our Board of Directors’ or the Compensation Committee’s assessment of Dr. Quintás Cardama’s performance and our performance. This employment agreement also includes a reaffirmation of Dr. Quintás Cardama’s Employee Confidentiality and Assignment Agreement, which contains continuing obligations to us including provisions on proprietary information, assignment of inventions, non-competition and non-solicitation of customers and employees. Dr. Quintás Cardama’s employment agreement provides that, in the event that his employment is terminated by us without “cause” or by him for “good reason,” then subject to the execution and effectiveness of a separation agreement and release, he will be entitled to receive (i) an amount equal to (x) nine months of base salary payable on our normal payroll cycle if such termination is not in connection with a “change in control” or (y) 12 months of base salary if such termination is in connection with a “change in control,” payable on our normal payroll cycle, provided that in either case, if Dr. Quintás Cardama commences new employment, all payments shall cease; and (ii) payment of the monthly employer COBRA premium for the same level of group health coverage as in effect for Dr. Quintás Cardama on the date of termination for up to (x) nine months if such termination is not in connection with a “change in control,” and (y) 12 months if such termination is in connection with a “change in control.” In addition, if within 12 months following a “change in control,” Dr. Quintás Cardama’s employment is terminated by us without “cause” or he resigns for “good reason,” then subject to the execution of the separation agreement and release, all time-based stock options and other time-based stock-based awards held by Dr. Quintás Cardama will accelerate and vest immediately.

Peter Olagunju

In July of 2021, we entered into an employment agreement with Mr. Olagunju when he joined us as our Chief Technical Officer. Mr. Olagunju is currently entitled to receive an annual base salary of $417,200 and an annual target bonus equal to 40% of his annual base salary based upon our Board of Directors’ or the Compensation Committee’s assessment of Mr. Olagunju’s performance and our performance. This employment agreement also incorporates Mr. Olagunju’s Employee Confidentiality and Assignment Agreement, which contains continuing obligations to us including provisions on proprietary information, assignment of inventions, non-competition and non-solicitation of customers and employees. Mr. Olagunju’s employment agreement provides that, in the event that his employment is terminated by us without “cause” or by him for “good reason,” then subject to the execution and effectiveness of a separation agreement and release, he will be entitled to receive (i) an amount equal to (x) nine months of base salary payable on our normal payroll cycle if such termination is not in connection with a “change in control” or (y) 12 months of base salary if such termination is in connection with a “change in control,” payable on our normal payroll cycle, provided that in either case, if Mr. Olagunju commences new employment, all payments shall cease; and (ii) payment of the monthly employer COBRA premium for the same level of group health coverage as in effect for Mr. Olagunju on the date of termination for up to (x) nine months if such termination is not in connection with a “change in control,” and (y) 12 months if such termination is in connection with a “change in control.” In addition, if within 12 months following a “change in control,” Mr. Olagunju’s employment is terminated by us without “cause” or he resigns for “good reason,” then subject to the execution of the separation agreement and release, all time-based stock options and other time-based stock-based awards held by Mr. Olagunju will accelerate and vest immediately.

Outstanding Equity Awards

The following table presents information regarding all outstanding stock options held by each of our named executive officers on December 31, 2021.

	Option Awards (1)
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE		OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE
Garry Menzel	138,031	-	(2)	$0.74	12/7/2027
	369,890	63,147	(3)	$5.88	7/25/2028
	354,452	131,654	(4)	$16.11	4/10/2029
	80,500	87,500	(5)	$16.10	12/18/2029
	-	245,000	(6)	$31.83	12/9/2030
	-	305,800	(7)	$5.21	12/8/2031
Alfonso Quintás Cardama	31,582	-	(8)	$0.74	10/9/2027
	42,346	-	(2)	$0.74	12/7/2027
	77,489	13,230	(3)	$5.88	7/25/2028
	154,074	57,228	(4)	$16.11	4/10/2029
	34,547	37,553	(5)	$16.10	12/18/2029
	-	101,000	(6)	$31.83	12/9/2030
	-	114,700	(7)	$5.21	12/8/2031
Peter Olagunju	-	286,367	(9)	$12.69	7/25/2031
	-	47,100	(7)	$5.21	12/8/2031

(1)

Option awards vest over four years, with 25% vesting on the first anniversary of the vesting commencement date, and the remainder vesting in 36 equal monthly installments thereafter, subject to continued employment with us.

(2)	Represents stock options granted on December 7, 2017, with a vesting start date of December 6, 2017.
(3)	Represents stock options granted on July 26, 2018, with a vesting start date of July 26, 2018.
(4)	Represents stock options granted on April 11, 2019, with a vesting start date of January 1, 2019.
(5)	Represents stock options granted on December 19, 2019, with a vesting start date of January 1, 2020.
(6)	Represents stock options granted on December 19, 2019, with a vesting start date of January 1, 2020.
(7)	Represents stock options granted on December 9, 2021, with a vesting start date of January 1, 2022.
(8)	Represents stock options granted on October 10, 2017, with a vesting start date of October 10, 2017.
(9)	Represents stock options granted on July 26, 2021, with a vesting start date of July 26, 2021.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking.

This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions or series of transactions since January 1, 2021 to which we were or will be a party, in which:

•	the amount involved in the transaction exceeds, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2020 and 2021); and
•

in which any of our executive officers, directors or holder of five percent or more of any class of our capital stock, including their immediate family members or affiliated entities, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and our directors are described elsewhere in our 2021 Annual Report under “Director Compensation” and “Executive Compensation.”

Manufacturing Agreement

During November 2020, we entered into a manufacturing partnership with ElevateBio, LLC. Dr. Ansbert Gadicke is a member of the Board of Directors of the Company and the board of directors of ElevateBio, LLC. The agreement is to establish a manufacturing partnership with ElevateBio, LLC for production of the Company’s clinical trial products. During the year ended December 31, 2021, we incurred $1.8 million in expenses and have incurred additional costs of $252,000 for equipment owned by us for use by ElevateBio, LLC.

Harpoon Therapeutics, Inc. License Agreement

In June 2017, we entered into a license agreement with Harpoon Therapeutics, Inc. (Harpoon), under which Harpoon provides us with rights to use certain Harpoon intellectual property relating to antibody-based protein binders and related know-how developed by Harpoon. In return, we provide Harpoon with the right to use antibody-based protein binders developed by us. Each license granted under this Harpoon license agreement is non-exclusive. Affiliates of MPM Capital that own shares of our common stock are stockholders in Harpoon.

Amended and Restated Investors’ Rights Agreement

We are a party to an amended and restated investors’ rights agreement, or the Investors’ Rights Agreement, dated as of February 28, 2018, with holders of our previously outstanding Series A preferred stock and Series B preferred stock, including certain of our 5% stockholders and their affiliates and entities affiliated with certain of our officers and directors. The Investors’ Rights Agreement provides these holders the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing.

Employment Agreements

We have entered into employment agreements with certain of our executive officers. See “Executive Compensation—Employment Arrangements and Severance Agreements with our Named Executive Officers”

Equity Grants

We have granted stock options and warrants to certain of our executive officers and members of our Board of Directors. See “Executive Compensation”

Indemnification Agreements

As permitted by Delaware law, provisions in our amended and restated certificate of incorporation and amended and restated bylaws limit or eliminate the personal liability of directors for a breach of their fiduciary duty of care as a director. In addition, we have entered into indemnification agreements with each of our executive officers and the members of our Board of Directors which may require us to indemnify them. See “Executive Compensation—Limitations on Liability and Indemnification”

Policies for Approval of Related Party Transactions

Our Board of Directors reviews and approves transactions with directors, officers and holders of 5% or more of our voting securities and their affiliates, each a related party. Prior to our IPO, the material facts as to the related party’s relationship or interest in the transaction were disclosed to our Board of Directors prior to their consideration of such transaction, and the transaction was not considered approved by our Board of Directors unless a majority of the directors who are not interested in the transaction approved the transaction. Further, when stockholders were entitled to vote on a transaction with a related party, the material facts of the related party’s relationship or interest in the transaction were disclosed to the stockholders, who must have approved the transaction in good faith.

In connection with our IPO, our Board of Directors adopted a written related party transactions policy. Pursuant to this policy, the Audit Committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person will be defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of August 29, 2022 by:

•	each of our directors;
•	each of our named executive officers;
•	all of our directors and executive officers as a group; and
•	each person, or group of affiliated persons, who is known by us to beneficially owner of greater-than-5% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 38,606,424 shares of our common stock outstanding as of August 29, 2022.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of August 29, 2022 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of TCR2 Therapeutics Inc., 100 Binney Street, Suite 710, Cambridge, Massachusetts 02142.

	COMMON STOCK BENEFICIALLY OWNED
	SHARES	PERCENTAGE
5% or Greater Stockholders
Entities affiliated with MPM Capital (1)	4,229,134	10.90%
UBS Oncology Impact Fund, L.P. (2)	3,370,982	8.73%
Entities affiliated with Tang Capital Partners L.P. (3)	2,800,000	7.25%
Directors, Named Executive Officers and Other Executive Officers
Garry Menzel (4)	1,774,465	4.42%
Alfonso Quintás Cardama (5)	546,412	*
Peter Olagunju (6)	91,680	*
Ansbert Gadicke (7)	7,600,116	19.60%
Andrew Allen (8)	22,344	*
Neil Gibson (9)	22,344	*
Priti Hegde (10)	7,802	*
Axel Hoos (11)	11,290	*
Shawn Tomasello (12)	9,683	*
Stephen Webster (13)	11,625	*
All executive officers and directors as a group (13 persons) (14)	10,294,787	25.01%

*	Less than one percent.

(1)

Based solely on a Schedule 13D filed by MPM Asset Management on March 4, 2019, consists of (i) 110,859 shares of common stock held by MPM Asset Management Investors BV2014 LLC, (ii) 62,916 shares of common stock held by MPM Asset Management Investors SunStates Fund LLC, (iii) 195,902 shares of common stock and warrants to purchase 178,269 shares of common stock exercisable within 60 days of March 1, 2021, in each case held by MPM Asset Management LLC, (iv) 203,846 shares of common stock held by MPM BioVentures 2014 (B), L.P., (v) 3,056,272 shares of common stock held by MPM BioVentures 2014, L.P., and (vi) 421,070 shares of common stock held by MPM SunStates Fund, L.P. MPM BioVentures 2014 GP LLC is the general partner of MPM BioVentures 2014, L.P. and MPM BioVentures 2014 (B), L.P. MPM BioVentures 2014 LLC is the managing member of MPM BioVentures 2014 GP LLC and the manager of MPM Asset Management Investors BV2014 LLC. MPM SunStates Fund GP LLC is the general partner of MPM SunStates Fund, L.P. MPM SunStates GP Managing Member LLC is the managing member of MPM SunStates Fund GP LLC and the manager of MPM Asset Management Investors SunStates Fund LLC. MPM Asset Management LLC was retained as a manager to manage the operations of MPM BioVentures 2014, L.P., MPM BioVentures 2014 (B), L.P., MPM Asset Management Investors BV2014 LLC, MPM SunStates Fund, L.P., and MPM Asset Management SunStates Fund LLC. Dr. Ansbert Gadicke is a member of MPM BioVentures 2014 LLC, MPM SunStates GP Managing Member LLC, and MPM Capital, formerly known as MPM Asset Management LLC, and collectively with the other members of such entities makes investment decisions with respect to shares held by such entities. Each of the entities and individuals listed above expressly disclaims beneficial ownership of the securities listed above except to the extent of any pecuniary interest therein. The address of these entities and individuals is 450 Kendall Street, Cambridge, MA 02142.

(2)

Based solely on a Schedule 13D filed by MPM Asset Management on March 4, 2019, consists of 3,370,982 shares of common stock held by UBS Oncology Impact Fund, L.P. The general partner of UBS Oncology Impact Fund, L.P. is Oncology Impact Fund (Cayman) Management L.P. The general partner of Oncology Impact Fund (Cayman) Management L.P. is MPM Oncology Impact Management LP. The general partner of MPM Oncology Impact Management LP is MPM Oncology Impact Management GP LLC. Dr. Ansbert Gadicke is a managing member and the managing director of MPM Oncology Impact Management GP LLC. Each of the entities and individuals listed above expressly disclaims beneficial ownership of the securities listed above except to the extent of any pecuniary interest therein. The address of these entities and individuals is Durell House, 28 New Street, St Helier, Jersey, JE1 4FS.

(3)

Based solely on a Schedule 13G filed by Tang Capital Partners, LP; Tang Capital Management, LLC, the general partner of Tang Capital Partners; and Kevin Tang, the manager of Tang Capital Management on March 4, 2022, consists of 2,800,000 shares of common stock held by Tang Capital Partners, LP, Tang Capital Management, LLC, and Kevin Tang. The address of Mr. Tang and these entities is 4747 Executive Drive, Suite 210, San Diego, CA 92121.

(4)

Consists of (i) options to purchase 1,509,006 shares of common stock exercisable within 60 days of August 29, 2022, (ii) 132,729 shares of common stock held by Dr. Garry Menzel, as Trustee of the Garry E. Menzel Revocable Trust of 2022 (the Garry E. Menzel Trust), under indenture of trust dated April 5, 2022 and (iii) 132,730 shares of common stock held by Mary E. Henshall, as Trustee of the Mary E. Henshall Revocable Trust of 2022 (the Mary E. Henshall Trust), under indenture of trust dated April 5, 2022. Dr. Menzel is the trustee of the Garry E. Menzel Trust and may be deemed to beneficially own these securities. Ms. Henshall is Dr. Menzel’s spouse and Dr. Menzel disclaims beneficial ownership over the shares held by the Mary E. Henshall Trust.

(5)	Consists of (i) 46,915 shares of common stock and (ii) options to purchase 499,497 shares of common stock exercisable within 60 days of August 29, 2022.
(6)	Consists of (i) 2,192 shares of common stock and (ii) options to purchase 89,488 shares of common stock exercisable within 60 days of August 29, 2022.
(7)	Consists of all shares of common stock held by entities affiliated with MPM Capital and all shares of common stock held by UBS Oncology Impact Fund, L.P. See notes (1) and (2) above.
(8)	Consists of options to purchase 22,344 shares of common stock exercisable within 60 days of August 29, 2022.
(9)	Consists of options to purchase 22,344 shares of common stock exercisable within 60 days of August 29, 2022.
(10)	Consists of options to purchase 7,802 shares of common stock exercisable within 60 days of August 29, 2022.
(11)	Consists of options to purchase 11,290 shares of common stock exercisable within 60 days of August 29, 2022.
(12)	Consists of options to purchase 9,683 shares of common stock exercisable within 60 days of August 29, 2022.
(13)	Consists of options to purchase 11,625 shares of common stock exercisable within 60 days of August 29, 2022.
(14)

Consists of (i) 7,746,106 shares common stock, (ii) options to purchase 2,370,412 shares of common stock exercisable within 60 days of August 29, 2022 and (iii) warrants to purchase 178,269 shares of common stock exercisable within 60 days of August 29, 2022, held by thirteen executive officers and directors, and entities affiliated with such executive officers and directors, as described in notes (4) through (13) above.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities with respect to (1) the integrity of TCR2’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of TCR2’s independent registered public accounting firm, (3) the performance of TCR2’s internal audit function, if any, and (4) other matters as set forth in the charter of the Audit Committee approved by the Board of Directors.

Management is responsible for the preparation of TCR2’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of TCR2’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of TCR2 for the fiscal year ended December 31, 2021. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the Audit Committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of TCR2 be included in TCR2’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF

DIRECTORS OF TCR2 THERAPEUTICS INC.

Stephen W. Webster, Chairperson

Andrew Allen

Neil Gibson

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to TCR2 Therapeutics Inc., 100 Binney Street, Suite 710, Cambridge, Massachusetts 02142, Attention: Corporate Secretary, telephone 617-949-5200. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2023 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than May 4, 2023. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than August 15, 2023. However, if the date of the 2022 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2023 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to TCR2 Therapeutics Inc., 100 Binney Street, Suite 710, Cambridge, Massachusetts 02142, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our Board of Directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board of Directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2023 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than June 16, 2023 and no later than July 16, 2023. Stockholder proposals and the required notice should be addressed to TCR2 Therapeutics Inc., 100 Binney Street, Suite 710, Cambridge, Massachusetts 02142, Attention: Corporate Secretary.

OTHER MATTERS

Our Board of Directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

TCR2 THERAPEUTICS P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/TCRR Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-844-925-2423 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided “ALEXA, VOTE MY PROXY” Open Alexa app and browse skills Search “Vote my Proxy” Enable skill TO ATTEND the Annual Meeting, please visit www.proxydocs.com/TCRR for virtual meeting registration details. TCR2 Therapeutics Inc. Annual Meeting of Stockholders For Stockholders as of August 29, 2022 TIME: Friday, October 14, 2022 8:00 AM, Eastern Time PLACE: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/TCRR for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Garry Menzel and Eric Sullivan, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of TCR2 Therapeutics Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN PROPOSAL 1 AND FOR PROPOSAL 2. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

TCR2 Therapeutics Inc. Annual Meeting of Stockholders Please make your marks like this: X The Board of Directors Recommends a Vote FOR the director nominees listed in Proposal 1 and FOR Proposal 2. PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect two Class I director nominees to our board of directors (“Board of Directors”), to serve until the Company’s 2025 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal. FOR WITHHOLD FOR 1.01 Shawn Tomasello [    ] [    ] 1.02 Stephen W. Webster [    ] [    ] FOR 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. FOR [    ] AGAINST [    ] ABSTAIN [    ] FOR 3. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. TO ATTEND the Annual Meeting, please visit www.proxydocs.com/TCRR for virtual meeting registration details. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date